Shareholders' Equity	6 Months Ended
Jun. 30, 2022
Shareholders' Equity
Equity

16.Shareholders’ Equity

On September 14, 2021, upon the Reorganization, all outstanding Lilium GmbH shares (Common shares, Seed shares, Series A, Series B1 and Series B2) have been transferred to Class A shares in the relationship 1 : 2,857, except for 8,545 shares which have been transferred into 24,413,065 Class B shares. Lilium had 261,244,915 Class A shares issued with a nominal value of €0.12, resulting in a share capital of €31.3 million, and 24,413,065 Class B shares issued and outstanding with a nominal value of €0.36, resulting in a share capital of €8.8 million. Class B shares have triple votes.

The movements of the shares issued during the six-months period ended June 30, 2021, have been retrospectively adjusted to reflect the share split that occurred in 2021, prior to the Reorganization. Accordingly, this retrospective application of the share split has increased subscribed capital by €29,481 thousand, decreased share premium by €29,456 thousand and decreased treasury shares by €25 thousand as of January 1, 2021; retrospective application leaves total shareholders’ equity unchanged.

	Common	Supervoting		Lilium
	shares	shares		GmbH
(in units)	(Class A)	(Class B)	Total	Total[1]
Outstanding as of January 1, 2021	69,031	—	69,031	69,031
Issued as of January 1, 2021	69,103	—	69,103	69,103
Retrospective application of share split	172,945,103	24,413,065	197,358,168	—
Retrospective application of share split (treasury shares)	(205,632)	—	(205,632)	—
Outstanding as of January 1, 2021, as adjusted	172,808,502	24,413,065	197,221,567	69,031
Issued as of January 1, 2021, as adjusted	173,014,206	24,413,065	197,427,271	69,103
Issued shares - convertible loans	20,533,259	—	20,533,259	7,187
Outstanding as of June 30, 2021, as adjusted	193,341,761	24,413,065	197,221,567	76,218
Issued as of June 30, 2021, as adjusted	193,547,465	24,413,065	197,427,271	76,290

Outstanding as of January 1, 2022	259,990,224	24,413,065	284,403,289	—
Issued as of January 1, 2022	261,244,915	24,413,065	285,657,980	—
Issued shares for share-based payments exercised	8,392,206	—	8,392,206	—
Warrants exercised	10	—	10	—
ELOC commitment shares	262,697	—	262,697	—
Outstanding as of June 30, 2022	268,645,137	24,413,065	293,058,202	—
Issued as of June 30, 2022	269,899,828	24,413,065	294,312,893	—

[1] Not adjusted retrospectively to reflect the share split which occurred in 2021.

During the six-months period ended June 30, 2022, in total 8,392,206 shares have been issued due to the execution of vested share-based payments; EUR 1,007 thousand have been added to subscribed capital, thereof €990 thousand transfer from other capital reserves, and €206 thousand to share premium.

As 10 warrants have been exercised, 10 shares have been issued. €1.20 have been paid into subscribed capital and €103.33 into the capital reserve. €5.45 have been transferred from share-based payment liabilities to other capital reserves.

A number of 262,697 shares have been issued as compensation for the share purchase agreement (ELOC – see below); the amount of €32 thousand have been paid into subscribed capital, and the remaining fair value of the shares of €664 thousand have been expensed to other capital reserves.

Share Purchase Agreement (“ELOC”)

On June 3, 2022, the Group entered into a Share Purchase Agreement and a Registration Rights Agreement with Tumim Stone Capital LLC (“Tumim Stone”), pursuant to which (a) the Group agreed to issue 262,697 (the “Commitment Shares”) of the Group’s Class A shares to Tumim Stone and (b) Tumim Stone has committed to purchase, subject to certain limitations, up to $75 million of Class A shares.

Under the terms and subject to the conditions of the Share Purchase Agreement, the Group has the right, but not the obligation, to sell to Tumim Stone, and Tumim Stone is obligated to purchase, Class A shares up to the total commitment of $75 million. Such sales of Class A shares by the Group, if any, will be subject to certain limitations, and may occur from time-to-time in the Group’s sole discretion, over the period commencing once certain conditions specified in the Share Purchase Agreement are satisfied, including the filing and securing effectiveness of the registration statement and ending on the first day of the month following the 24-month anniversary of the closing date.

Class A shares up to the total commitment of $75 million will be issued from the Group to Tumim Stone at a discount to the volume-weighted average price on the date a purchase notice is deemed delivered from the Group to Tumim Stone.

The Group shall not issue or sell any Class A shares to Tumim Stone under the Share Purchase Agreement that, when aggregated with all other Class A shares then beneficially owned by Tumim Stone and its affiliates, would result in Tumim Stone beneficially owning more than 4.99 % of the outstanding Class A shares (the “Beneficial Ownership Limitation”); provided that Tumim Stone may, in its sole discretion, elect to increase the Beneficial Ownership Limitation to permit Tumim Stone to beneficially own up to 9.99 % of the outstanding Class A shares.

The Group determined that the right to issue Class A shares represents a freestanding purchased put option and the purchased put option was classified as a derivative asset with a fair value of zero at inception and as of June 30, 2022.

Given that the Group believes that it is probable that it will utilize the facility in full, the fair value of the Commitment Shares issued under the Share Purchase Agreement economically represents an equity issuance cost paid upfront and as such were recorded as general and administrative expenses with an equivalent offset in capital reserves (€664 thousand).

As of June 30, 2022, there have been no sales of Class A shares under the Share Purchase Agreement.